EXHIBIT 32(b)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-QSB of Frederick County Bancorp, Inc. for the quarter ended September 30, 2003, I, William R. Talley, Jr., Executive Vice President and Chief Financial Officer of Frederick County Bancorp, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-QSB for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-QSB for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Frederick County Bancorp, Inc.

/s/ William R. Talley, Jr.
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William R. Talley, Jr.
Executive Vice President and Chief Financial Officer